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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): 14 February 2002


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


            BERMUDA                      000-29207                 N/A
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
                             -------------------------
          (former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On 13 February 2002, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing its preliminary financial results for the fourth quarter and full year ended 31 December 2001 and provided guidance for 2002.

                  This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

                  Any Internet addresses provided in these releases are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits

Exhibit No.  Description
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99.1         Press Release dated 13 February 2002 of the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FLAG TELECOM HOLDINGS LIMITED


                                 By:  /s/ Kees van Ophem
                                      ----------------------------------------
                                      Kees van Ophem
                                      General Counsel and Secretary



Dated:  14 February 2002



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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Press Release dated 13 February 2002 of FLAG Telecom Holdings
                  Limited

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